SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 3, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2022 Equity Incentive Plan

On August 3, 2023, at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Mullen Automotive Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2022 Equity Incentive Plan (the “2022 Plan”). The Amendment increased the maximum aggregate number of shares of common stock and stock equivalents available for the grant of awards under the 2022 Plan by an additional 52,000,000 shares (not subject to adjustment for any decrease or increase in the number shares of common stock resulting from a stock spilt, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other decrease in the number of such shares of common stock effected without receipt of consideration by the Company). Additional details about the Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 10, 2023 (the “Proxy Statement”), and is incorporated herein by reference.

The foregoing description is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

2023 CEO Performance Stock Award Agreement

On June 8, 2023, the Board of Directors (the “Board”) of the Company (1) determined that the grant of performance equity awards to the Chief Executive Officer (“CEO Performance Award”) pursuant to the 2023 Performance Stock Award Agreement (the “2023 PSA Agreement”) was advisable and in the best interests of the Company and its stockholders and (2) approved entering into the 2023 PSA Agreement and the grant of the CEO Performance Award.

On August 3, 2023, at the 2023 Annual Meeting, the Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of common stock to the Company’s Chief Executive Officer, David Michery, pursuant to the 2023 PSA Agreement. The CEO Performance Award represents the right of Mr. Michery to receive shares of common stock of the Company based on the achievement of milestones, subject to the terms and conditions set forth in the 2023 PSA Agreement. Additional details about the CEO Performance Award and the 2023 PSA Agreement are set forth in the Company’s Proxy Statement and is incorporated herein by reference.

The foregoing description is qualified in its entirety by the full text of the 2023 PSA Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 3, 2023, the Company held its 2023 Annual Meeting, at which a quorum for the transaction of business was present or represented by proxy, except with respect to Proposal 4 as described below. Proxies for the 2023 Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation.

As of June 22, 2023, the record date for the 2023 Annual Meeting (the “Record Date”), there were 643,376,440 shares of common stock, par value $0.001 per share (“Common Stock”), 1,037 shares of series A preferred stock, par value $0.001 per share (“Series A Preferred Stock”), 1,210,056 shares of series C preferred stock, par value $0.001 per share (“Series C Preferred Stock”) and 363,097 shares of series D convertible preferred stock, par value $0.001 per share (“Series D Preferred Stock”) entitled to vote at the 2023 Annual Meeting. There are no shares of series B preferred stock outstanding. Holders of Series A Preferred Stock are entitled to one thousand (1,000) votes for each share of Series A Preferred Stock. Holders of Series C Preferred Stock are entitled to one (1) vote for each share of Common Stock into which such Series C Preferred Stock may be converted, which was 48,403 shares. Holders of Series D Preferred Stock are entitled to one (1) vote for each share of Common Stock into which Series D Preferred Stock may be converted and can only vote on Proposal 4 as described below. A total of 325,794,495 votes were present, in person or by proxy, at the 2023 Annual Meeting. The final votes on the proposals presented at the 2023 Annual Meeting were as follows:

Proposal 1: To elect two Class II directors to serve for a three-year term ending as of the annual meeting in 2026. Each of the two nominees listed below has been elected to serve as Class II director on the Board of Directors for a three-year term ending as of the annual meeting in 2026 or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kent Puckett	211,086,161	51,956,882	62,751,452
Mark Betor	211,358,276	51,684,767	62,751,452

Proposal 2: To approve amendments to the Company’s 2022 Plan to increase the number of shares of Common Stock authorized for issuance under the 2022 Plan by 52,000,000 shares. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
180,417,275	80,465,288	2,160,480	62,751,452

Proposal 3: To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board.

On July 17, 2023, the Delaware governor signed into law amendments to the Delaware General Corporation Law (“DGCL”), effective as of August 1, 2023 (the “August 2023 DGCL Amendments”), providing that the required stockholder vote for an amendment to a company’s certificate of incorporation effectuating a reverse stock split would be approved if the votes cast for such amendment exceeds the votes cast against such amendment, assuming the presence of a quorum and if the shares meet the listing requirement of the national securities exchange on which they are listed relating to the minimum number of holders immediately after such amendment becomes effective (the “New Vote Requirement”). As described in the Proxy Statement, the Board reserved the right to cause Proposal 3 to be passed under the New Vote Requirement. Furthermore, the Board exercised its right and authorized the application of the New Vote Requirement to Proposal 3 such that this proposal would be approved by a vote of the stockholders at the 2023 Annual Meeting if the votes cast for such proposal exceeds the votes cast against such proposal.

Under the New Vote Requirement, abstentions had no effect on the approval of the proposal. Holders of shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis) were entitled to cast votes on this Proposal 3. The proposal was approved under the New Vote Requirement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
221,098,224	103,280,513	1,415,758	N/A

Proposal 4: To approve the conversion of Mullen Automotive Inc. from a Delaware Corporation to a Maryland Corporation. This proposal required the affirmative vote of (i) a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), entitled to vote thereon, all voting together as a single class and (ii) a majority of the outstanding shares of each of the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, entitled to vote thereon, each voting as a separate class. Abstentions and broker non-votes have the effect of a vote against the proposal. In addition, because Proposal 4 required separate class votes of each of the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred stock, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each such series is required to constitute a quorum entitled to take action with respect to such votes on Proposal 4. Based on the voting results set forth below, Proposal 4 did not achieve a quorum to be considered at the 2023 Annual Meeting. The results of the voting for this proposal were as follows:

(i)	Vote of the Common Stock, Series A Preferred Stock (each share being entitled to 1,000 votes) and Series C Preferred Stock (voting on an as-converted to Common Stock basis), all voting together as single class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,547,570	69,020,824	3,474,647	62,751,452

(ii)	(a) Vote of the Series A Preferred Stock (each share being entitled to 1,000 votes), voting as a separate class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
467,000	0	0	-

(b) Vote of the Series C Preferred Stock, voting as a separate class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18	0	0	-

(c) Vote of the Series D Preferred Stock, voting as a separate class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
0	0	0	-

Proposal 5: To approve, on a non-binding advisory basis, the compensation of our named executive officers. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,494,509	69,215,216	4,333,318	62,751,452

Proposal 6: To select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be every one, two or three years. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. The stockholders voted that the future advisory votes on the compensation of the Company’s named executive officers should be every three years as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
42,501,090	8,550,717	192,713,670	19,277,566	62,751,452

Proposal 7: To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
187,927,493	72,092,203	3,023,347	62,751,452

Proposal 8: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), amendments to a securities purchase agreement to provide for the issuance of $7 million in additional shares of Common Stock and warrants exercisable into shares of Common Stock, and any future adjustments of the exercise price of the warrants. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred and Series C Preferred (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,220,171	67,679,509	3,143,363	62,751,452

Proposal 9: To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2023. The ratification required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred and Series C Preferred (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon. Abstentions had the same effect as votes against the proposal. The ratification was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
276,115,903	40,155,737	9,522,855	N/A

Proposal 10: To approve the adjournment of the 2023 Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred and Series C Preferred (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
239,443,787	79,032,072	7,318,636	N/A

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to 2022 Equity Incentive Plan dated August 3, 2023
10.2	CEO Performance Stock Award Agreement dated June 8, 2023 between Mullen Automotive Inc. and David Michery
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: August 4, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer